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                                                                      Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports on LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund dated February 6, 2004 in this Registration Statement (Form N1-A No.333-52965) of UBS Money Series.


                               /s/ ERNST & YOUNG LLP
                                   ----------------------
                                   ERNST & YOUNG LLP





New York, New York
April 27, 2004